UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  12/02/2004

FULLER H B CO
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-09225

MN	410268370
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1200 Willow Lake Boulevard P.O. Box 64683
St. Paul, MN 55164-0683
(Address of Principal Executive Offices, Including Zip Code)

651-236-5825
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)        On December 2, 2004, the Board of Directors of H.B. Fuller Company (the "Company") amended Article I, Sections 1, 2 and 3, of the Bylaws of the Company to allow for the Company's issuance of shares of the Company's capital stock in either certificated or uncertificated form. Prior to the amendment, the Company's Bylaws provided for the issuance of only certificated shares. A copy of the amended Bylaws of the Company is filed as Exhibit 3.1 to, and incorporated by reference in, this report.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits.
3.(ii).1        Bylaws of H.B. Fuller Company as amended through December 2, 2004

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

FULLER H B CO

Date: December 02, 2004.	By:	/s/ Patricia L. Jones
Patricia L. Jones
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-3.(ii).1	Bylaws of H.B.Fuller Company as amended through December 2, 2004